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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2001

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                             CFC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                Delaware                  0-27222              36-3434526
     (State or other jurisdiction of   (Commission File       (IRS Employer
     incorporation or organization)     Number)              Identification No.)


                                500 State Street
                         Chicago Heights, Illinois 60411
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (708) 891-3456


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Item 5.   Other Events and Regulation FD Disclosure

         On July 5, 2001, CFC International, Inc. (the "Company") purchased 45,000 shares of its Class A common stock, par value $.01 per share ("CFC stock") from Royce & Associates, Inc. ("Royce") for cash at a price of $5.00 per share. Prior to the purchase, Royce beneficially owned 455,600 shares of CFC stock, representing 11.2% of the outstanding CFC stock.. Subsequent to the sale, as of July 5, 2001, Royce beneficially owned 9.3% of the outstanding CFC stock. The 45,000 shares are being held in treasury by the Company as of July 12, 2001. In connection with the sale of the shares of CFC stock, an Amendment to Schedule 13G was filed by Royce, dated July 9, 2001.

         A summary of beneficial ownership of the outstanding CFC stock as of July 12, 2001 is included as Exhibit 99.2 to this Form 8-K.

Item 7.   Financial Statements And Exhibits.

          (a)     Exhibits.


         Exhibit
         Number     Description
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         99.1       Principal Stockholders of the Company as of July 12, 2001.


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                                                             Exhibit 99.1

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of July 12, 2001, certain information regarding the beneficial ownership of the Common Stock by each person known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock, by each director, nominee for director, and Named Executive Officer (as defined below under "Management Compensation"), and by all directors and executive officers as a group. As of March 12, 2001, there were 142 record holders and approximately 700 beneficial holders of Common Stock and 4,053,193 shares of Common Stock outstanding. As of July 12, 2001, there were 141 record holders and approximately 700 beneficial holders of Common Stock and 4,104,578 shares of Common Stock outstanding.

                                                            Shares Beneficially
                                                                    Owned
                                                           ---------------------
Name (1)                                                    Number (2)  Percent
--------                                                    ----------  -------
Roger F. Hruby (3) ..................................       2,445,021     59.6
Dennis W. Lakomy ....................................         322,911      7.9
William G. Brown (4) ................................         169,394      4.1
Richard L. Garthwaite ...............................          58,616      1.4
Robert B. Covalt ....................................          10,625      0.3
Richard Pierce ......................................          11,625      0.3
David D. Wesselink ..................................          13,625      0.3
RFH Investments, LP (5) .............................         930,044     22.7
Royce & Associates, Inc. (6) ........................         381,400      9.3
Artisan Partners Limited Partnership (7) ............         349,100      8.5
Wellington Management Company, LLP (8) ..............         227,000      5.5
All directors and executive officers as
  a group (7 persons) (3) (4) .......................       2,580,409     62.9


 (1) Unless otherwise indicated, the address of all of the persons named or identified above is c/o CFC International, Inc., 500 State Street, Chicago Heights, Illinois 60411.
(2) The numbers and percentages of shares shown above as owned by the directors, Named Executive Officers, and by all directors and executive officers as a group include in each case all outstanding stock options covering shares of Common Stock that were exercisable within 60 days of July 12, 2001 by that person or group as follows: (i) Dennis W. Lakomy - 4,958; (ii) William G. Brown - 10,625; (iii) Robert B. Covalt - 10,625;
     (iv) Richard Pierce - 10,625; (v) David D. Wesselink - 10,625; (vi) Richard
     L. Garthwaite - 8,616; and all directors and executive officers as a group (including such individuals) - 56,074.
(3) Includes 930,044 shares of Common Stock owned by RFH Investments, LP, a limited partnership of which Mr. Hruby is the managing general partner (and of which all of the partners are members of Mr. Hruby's immediate family or trusts for the benefit of such family members), but does not include 512,989 shares of Class B Common Stock owned by RFH Investments, LP. The shares of Common Stock shown above as beneficially owned by Mr. Hruby also include 471,200 shares of Common Stock which Mr. Lakomy and members of Mr. Brown's family beneficially owned immediately after the Company's initial public offering of Common Stock in November 1995, which they still hold, and for which Mr. Hruby holds an irrevocable voting proxy. Mr. Hruby also holds an irrevocable voting proxy on Mr. Garthwaite's 50,000 shares, which are also included above. In addition to the Common Stock set forth in the table above, Mr. Hruby owns an option to purchase 534 shares of the Company's Voting Preferred Stock with an exercise price of $500 per share. The Voting Preferred Stock is entitled to 1,000 votes per share on all matters to be voted upon by the Company's stockholders. These shares are not included in the above table.
(4) Includes 157,067 shares of Common Stock which are owned by the William Gardner Brown 1993 GST Trust, a trust for the benefit of Mr. Brown's family and of which Mr. Brown is not a beneficiary nor is he, or a member of his immediate family, a trustee.
(5) RFH Investments, LP also owns 512,989 shares of Class B Common Stock, which is substantially equivalent to the Common Stock in all respects except that the Class B Common Stock generally is not entitled to vote on any matters submitted to a vote of the Company's stockholders and not included in shares owned.
(6) The number of shares of Common Stock shown as beneficially owned is derived from an Amendment to Schedule 13G dated July 9, 2001 filed with the Securities and Exchange Commission by the listed stockholder. Such stockholder's address is 1414 Avenue of the Americas, New York, New York 10019.
(7) The number of shares of Common Stock shown as beneficially owned is derived from a Schedule 13G dated February 9, 2001 filed with the Securities and Exchange Commission by the listed stockholder. Such stockholder's address is 1000 North Water Street, #1770, Milwaukee, WI 53202.
(8) The number of shares of Common Stock shown as beneficially owned is derived from a Schedule 13G dated February 14, 2001 filed with the Securities and Exchange Commission by the listed stockholder. Such stockholder's address is 75 State Street, Boston, MA 02109





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

                                          CFC INTERNATIONAL, INC.



                                          By:  /s/ Dennis Lakomy
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                                               Dennis Lakomy
                                               Executive Vice President
                                               and Chief Financial Officer




Dated:   July 25, 2001